Exhibit 10.1

U.S. FOODSERVICE

AMENDMENT TO SUPPLY AGREEMENT

September 3, 2009

Food Innovations, Inc.
1923 Trade Center Way, Suite #1
Naples, FL 34109
Attn: Justin Wiernasz

Dear Justin:

This letter shall serve as an amendment to the Supply Agreement entered into between Next Day Gourmet, L.P. (“NDG”) and Food Innovations, Inc. (“Vendor”), dated as of September 11, 2003, as amended (the “Agreement”).

Effective as of September 11, 2009, USF and Vendor hereby agree to extend the contract dates of the Agreement by ninety (90) days.  Accordingly, the ending date of the Agreement shall change from September 11, 2009 to December 11, 2009.  All other provisions of the Agreement shall remain in effect.

IN WITNESS WHEREOF, the parties acknowledge their agreement to the foregoing by the execution of this Amendment by their respective authorized representatives as of the date first above written.

NEXT DAY GOURMET, L.P.
By:
       Name:
       Title:

FOOD INNOVATIONS, INC.
By:
       Name:
       Title:

RECEIVED SEP 15 2009